UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  January 7, 2013

SUMMIT HOTEL PROPERTIES, INC.

(Exact Name of Registrant as Specified in its Charter)

Maryland (State or Other Jurisdiction of Incorporation or Organization)	001-35074 (Commission File Number)	27-2962512 (I.R.S. Employer Identification No.)

SUMMIT HOTEL OP, LP

(Exact Name of Registrant as Specified in its Charter)

Delaware (State or Other Jurisdiction of Incorporation or Organization)	000-54273 (Commission File Number)	27-0617340 (I.R.S. Employer Identification No.)

12600 Hill Country Boulevard, Suite R-100

Austin, Texas 78738

(Address of Principal Executive Offices) (Zip Code)

(512) 538-2300
(Registrants’ telephone number, including area code)

2701 South Minnesota Avenue, Suite 2
Sioux Falls, South Dakota 57105
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 240.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.  Other Events.

As previously reported, on October 5, 2012, Summit Hotel Properties, Inc. (the “Company”) purchased from affiliates of Hyatt Hotels Corporation (“Hyatt”), a portfolio of eight hotels containing an aggregate of 1,043 guestrooms (the “Initial Hyatt Hotels”) for $87.4 million. The Company has subsequently entered into an agreement to purchase from affiliates of Hyatt an additional three hotels containing an aggregate of 426 guestrooms (the “Additional Hyatt Hotels”) for a purchase price of $36.1 million, and the acquisition of the Additional Hyatt Hotels has become profitable.  Collectively, the Initial Hyatt Hotels and the Additional Hyatt Hotels are referred to as the “Hyatt 11 Portfolio.”

The Company and Summit Hotel OP, LP (the “Operating Partnership”) are filing this Current Report on Form 8-K to provide the audited and unaudited historical financial statements for the Hyatt 11 Portfolio referred to below and the unaudited pro forma financial statements for the Company and the Operating Partnership referred to below.

Forward-Looking Statements

This Current Report on Form 8-K contains certain “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995 and other federal securities laws. These forward-looking statements are based upon the Company’s and the Operating Partnership’s expectations, but these statements are not guaranteed to occur.  Investors should not place undue reliance upon forward-looking statements.

Item 9.01.  Financial Statements and Exhibits.

(a)           Financial Statements of Business Acquired.

Hyatt 11 Portfolio:

Independent Auditors’ Report

Combined Balance Sheets as of September 30, 2012 (unaudited) and December 31, 2011

Combined Statements of Operations for the nine months ended September 30, 2012 and 2011 (unaudited) and the year ended December 31, 2011

Combined Statements of Owners’ Equity in Hotels for the nine months ended September 30, 2012 (unaudited) and the year ended December 31, 2011

Combined Statements of Cash Flows for the nine months ended September 30, 2012 and 2011 (unaudited) and the year ended December 31, 2011

Notes to Combined Financial Statements

(b)           Pro Forma Financial Information.

Summit Hotel Properties, Inc.:

Unaudited Pro Forma Consolidated Balance Sheet as of September 30, 2012

Unaudited Pro Forma Consolidated Statement of Operations for the nine months ended September 30, 2012

Unaudited Pro Forma Consolidated Statement of Operations for the year ended December 31, 2011

2

Summit Hotel OP, LP:

Unaudited Pro Forma Consolidated Balance Sheet as of September 30, 2012

Unaudited Pro Forma Consolidated Statement of Operations for the nine months ended September 30, 2012

Unaudited Pro Forma Consolidated Statement of Operations for the year ended December 31, 2011

(d)           Exhibits.

Exhibit
Number	Exhibit Description
23.1	Consent of KPMG LLP.

3

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrants have duly caused this report to be signed on their behalf by the undersigned hereunto duly authorized.

SUMMIT HOTEL PROPERTIES, INC.
(Registrant)

	By:	/s/ Christopher R. Eng
Christopher R. Eng
Date: January 7, 2013		Vice President, General Counsel and Secretary

SUMMIT HOTEL OP, LP
(Registrant)

	By:	SUMMIT HOTEL GP, LLC,
its General Partner

	By:	SUMMIT HOTEL PROPERTIES, INC.,
its Sole Member

	By:	/s/ Christopher R. Eng
Christopher R. Eng
Date: January 7, 2013		Vice President, General Counsel and Secretary

4

HYATT 11 PORTFOLIO

Combined Financial Statements

September 30, 2012 and 2011
(unaudited) and December 31, 2011

(With Independent Auditors’ Report Thereon)

HYATT 11 PORTFOLIO

Independent Auditors’ Report

The Board of Directors
Summit Hotel Properties, Inc:

We have audited the accompanying combined balance sheet of the Hyatt 11 Portfolio (the Portfolio) as of December 31, 2011, and the related combined statements of operations, owners’ equity in hotels, and cash flows for the year then ended. These combined financial statements are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on these combined financial statements based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the combined financial statements referred to above present fairly, in all material respects, the financial position of the Hyatt 11 Portfolio as of December 31, 2011, and the results of its operations and its cash flows for the year then ended, in conformity with U.S. generally accepted accounting principles.

/s/ KPMG LLP

December 20, 2012

HYATT 11 PORTFOLIO

Combined Balance Sheets

September 30, 2012 and December 31, 2011

	September 30,	December 31,
	2012	2011
	(Unaudited)
Assets
Cash	$107,759	39,586
Accounts receivable, net of allowance for doubtful accounts of $2,350 and $14,639	2,124,719	792,132
Inventories	—	7,388
Prepaid expenses and other assets	278,554	246,387
Investment in hotel properties, at cost:
Land	17,259,300	17,259,300
Building and improvements	110,321,593	107,075,858
Furnishings and equipment	39,240,315	40,214,869
Accumulated depreciation	(62,619,925)	(55,160,928)
	104,201,283	109,389,099
Total assets	$106,712,315	110,474,592
Liabilities and Owners’ Equity in Hotels
Accounts payable and accrued expenses	$3,992,049	2,959,897
Due to affiliate, net	601,786	431,599
Advance deposits	98,767	172,078
Total liabilities	4,692,602	3,563,574
Owners’ equity in hotels	102,019,713	106,911,018
Total liabilities and owners’ equity in hotels	$106,712,315	110,474,592

See accompanying notes to combined financial statements.

HYATT 11 PORTFOLIO

Combined Statements of Operations

Nine months ended September 30, 2012 and 2011 (unaudited) and the year ended December 31, 2011

	Nine months ended		Year ended
	September 30,		December 31,
	2012	2011	2011
	(Unaudited)
Department revenue:
Rooms	$30,366,486	29,262,354	38,052,490
Food and beverage	1,349,575	1,524,227	2,002,338
Other departments	42,395	49,345	65,316
Rentals and other income	82,448	148,783	206,728
Total department revenue	31,840,904	30,984,709	40,326,872
Department expenses:
Rooms	9,291,356	8,714,235	11,511,855
Food and beverage	1,391,950	1,375,649	1,829,431
Other departments	248,555	205,493	277,084
Total department expenses	10,931,861	10,295,377	13,618,370
Operating expenses:
Administrative and general	2,819,910	2,834,349	3,759,300
Sales and marketing	2,380,211	2,343,360	3,043,519
Property operation and maintenance	1,863,506	1,803,248	2,439,842
Utilities	1,427,204	1,454,023	1,895,552
Management fees	2,228,912	2,199,149	2,830,445
Rent	50,082	57,092	74,202
Property and other taxes	1,532,709	1,660,493	2,117,265
Insurance	298,007	312,166	378,143
Depreciation	7,865,330	7,567,367	10,321,818
Total operating expenses	20,465,871	20,231,247	26,860,086
Other expense:
Loss on disposal of assets	(128,293)	(7,655)	(203,748)
Net income (loss)	$314,879	450,430	(355,332)

See accompanying notes to combined financial statements.

HYATT 11 PORTFOLIO

Combined Statements of Owners’ Equity in Hotels

Nine months ended September 30, 2012 (unaudited) and year ended December 31, 2011

Balance at January 1, 2011	$114,411,817
Net loss	(355,332)
Distributions to owners, net	(7,145,467)
Balance at December 31, 2011	106,911,018
Net income (unaudited)	314,879
Distributions to owners, net (unaudited)	(5,206,184)
Balance at September 30, 2012 (unaudited)	$102,019,713

See accompanying notes to combined financial statements.

HYATT 11 PORTFOLIO

Combined Statements of Cash Flows

Nine months ended September 30, 2012 and 2011 (unaudited) and the year ended December 31, 2011

	Nine months ended		Year ended
	September 30		December 31,
	2012	2011	2011
	(Unaudited)
Cash flows from operating activities:
Net income (loss)	$314,879	450,430	(355,332)
Adjustments to reconcile net income (loss) to net cash provided by operating activities:
Depreciation	7,865,330	7,567,367	10,321,818
Loss on disposal of assets	128,293	7,655	203,748
Change in operating assets and liabilities:
Accounts receivable, net	(1,332,587)	(257,006)	68,117
Inventories	7,388	—	(7,388)
Prepaid expenses and other assets	(32,167)	40,920	(17,775)
Due to affiliate, net	170,187	93,331	(18,433)
Accounts payable and accrued expenses	1,408,027	437,652	18,790
Advance deposits	(73,311)	(2,227)	(3,146)
Net cash provided by operating activities	8,456,039	8,338,122	10,210,399
Cash flows used in investing activities:
Purchases of property and equipment	(3,046,811)	(1,375,531)	(3,086,278)
Cash flows used in financing activities:
Distributions to owners, net	(5,341,055)	(7,010,523)	(7,145,467)
Net increase (decrease) in cash	68,173	(47,932)	(21,346)
Cash, beginning of period	39,586	60,932	60,932
Cash, end of period	$107,759	13,000	39,586
Supplemental cash flow from disclosure:
Noncash contribution from owners	$134,871	—	—

See accompanying notes to combined financial statements.

HYATT 11 PORTFOLIO

Notes to Combined Financial Statements

September 30, 2012 and 2011 (unaudited) and December 31, 2011

(1)       Description of Business and Basis of Accounting

The combined financial statements presented herein are for eleven select service hotels (the Portfolio) owned by certain subsidiaries of Hyatt Hotels Corporation (the Owners) and commonly managed by Select Hotel Groups, LLC. The Portfolio contains an aggregate of 1,469 guestrooms and the Portfolio includes the following hotels: Hyatt Place, Arlington, TX; Hyatt Place, Lone Tree, CO; Hyatt Place, Englewood, CO; Hyatt House, Englewood, CO; Hyatt Place, Owings Mills, MD; Hyatt Place, Lombard, IL; Hyatt Place, Phoenix, AZ; Hyatt Place, Scottsdale, AZ, Hyatt Place Hoffman Estates, IL; Hyatt Place Orlando, FL; and Hyatt Place Orlando Universal, FL.

These combined financial statements present the carve-out combined balance sheets, statements of operations, and statements of cash flows of the Portfolio, not a legal entity.

The accompanying combined financial statements are presented in accordance with accounting principles generally accepted in the United States of America (U.S. GAAP). Intercompany accounts and transactions have been eliminated in combination. The preparation of the combined financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the amounts reported in the combined financial statements and the accompanying notes. Actual results could differ from those estimates and assumptions. Such estimates and assumptions could change in the future as more information becomes known, which could impact the amounts reported and disclosed herein.

The accompanying unaudited combined financial statements of the Portfolio as of September 30, 2012 and for the nine-month periods ended September 30, 2012 and 2011, have been prepared pursuant to the Securities and Exchange Commission (SEC) rules and regulations. All amounts included in the notes to the combined financial statements referring to September 30, 2012, and for the nine-month periods ended September 30, 2012 and 2011, are unaudited. The accompanying combined financial statements reflect, in the opinion of management, all adjustments considered necessary for a fair presentation of the interim financial statements. All such adjustments are of a normal and recurring nature.

(2)       Summary of Significant Accounting Policies

(a)       Cash

Cash includes cash held in depository bank accounts.

(b)       Inventories

Inventories, consisting primarily of food and beverage items, are stated at the lower of cost or market. Cost is determined using the first-in, first-out method.

(c)        Investment in Hotel Properties

Investment in hotel properties is stated at cost. Depreciation is recorded on a straight-line basis over the estimated useful life of the assets. All repair and maintenance costs are expensed as incurred. The estimated useful lives are:

Building and improvements	15 – 50 years
Furnishings and equipment	2 – 21 years

(Continued)

HYATT 11 PORTFOLIO

Notes to Combined Financial Statements

September 30, 2012 and 2011 (unaudited) and December 31, 2011

(d)       Impairment of Investment in Hotel Properties

If events or circumstances indicate that the carrying value of a hotel property to be held and used may be impaired, a recoverability analysis is performed based on estimated undiscounted future cash flows to be generated from the property. If the analysis indicated that the carrying value is not recoverable from future cash flows, the excess of the net book value over the estimated fair value is charged to earnings.

(e)        Advance Deposits

Advance deposits consist mainly of amounts collected for rooms, banquets, food and beverage, and other property operations in advance of providing services.

(f)        Income Taxes

No provision or liability for income taxes or income tax positions have been made in the combined financial statements since the combined financial statements do not contemplate the type of legal or tax entity that holds the Portfolio.

(g)       Advertising Costs

Advertising costs are expensed as incurred and are included in sales and marketing expenses in the accompanying statements of operations.

(h)       Revenue Recognition

Revenues are recognized when rooms are occupied and the services are provided. Revenues consist of mainly room sales and food and beverage sales. Additionally, the Portfolio collects sales, use, occupancy, and similar taxes, which are presented on a net basis in the accompanying combined statements of operations.

(i)        Accounts Receivable

Accounts receivable, which primarily represent amounts due from hotel guests, are recorded at management’s estimate of the amounts that will be ultimately collected. The Portfolio provides for an allowance for doubtful accounts, which is based on specific identification and management’s historical experience.

(j)        Due to Affiliates, net

Due to affiliates, net represents amounts payable to an affiliate of the Portfolio for services rendered related to advertising, promotion, sales, reservations, management fees, centralized services, loyalty program, insurance, various benefits plans, purchasing, and other charges.

(Continued)

HYATT 11 PORTFOLIO

Notes to Combined Financial Statements

September 30, 2012 and 2011 (unaudited) and December 31, 2011

(3)       Management Agreements

Upon acquisition of the hotels in the Portfolio, the Owners entered into management agreements with Select Hotel Group, LLC (an affiliate of Hyatt Hotel Corporation). The management agreements expire on the 20th anniversary of the opening date of the hotel and have one renewal option for 10 years. Management fees are calculated in accordance with the terms of the management agreements and consist of a basic fee and an incentive fee for hotel operations. The basic fee for hotel operations is equal to 7% of gross receipts, as defined. The incentive fee for hotel operations is equal to 10% of an amount, if any, by which eligible additional basic fee profit, as defined, exceeds the additional basic fee.

For the year ended December 31, 2011, the basic and incentive management fees were $2,830,445. Basic and incentive management fees were $2,228,912 for the nine months ended September 30, 2012 (unaudited) and $2,199,149 for the nine months ended September 30, 2011(unaudited).

(4)       Related Party Transactions

In connection with its operations and the Owners’ customary practices, the Portfolio incurred charges from affiliates for services, including advertising, promotion, sales, reservations, management fees, centralized services, loyalty program, insurance, various benefits plans, purchasing, and other charges. Total charges for the services were $7,588,165 for the year ended December 31, 2011 and $6,038,135 and $5,826,363 for the nine months ended September 30, 2012 (unaudited) and 2011 (unaudited), respectively. As of December 31, 2011 and September 30, 2012 (unaudited), $431,599 and $601,786, respectively, is included as due to affiliate, net in the accompanying combined balance sheets.

(5)       Commitments and Contingencies

The nature of the Portfolio’s operations exposes it to the risk of claims and litigation in the normal course of its business. Although the outcome of such matters cannot be determined, management believes the ultimate resolution of these matters will not have a material effect on the combined financial position, results of operations, or cash flows of the Portfolio.

(6)       Subsequent Events

Management has evaluated subsequent events through December 20, 2012, the date the combined financial statements were available to be issued.

On October 5, 2012, Summit Hotel OP, LP (Summit) acquired eight of the hotels in the Portfolio for approximately $87.4 million. The acquired hotels are Hyatt Place — Arlington TX, Hyatt Place — Lone Tree CO, Hyatt Place — Engelwood CO, Hyatt House — Englewood CO, Hyatt Place — Owings Mills MD, Hyatt Place — Lombard IL, Hyatt Place — Phoenix AZ and Hyatt Place — Scottsdale AZ. On October 24, 2012, Summit executed an agreement to purchase the remaining three hotels in the Portfolio from certain affiliates of the Owners.

UNAUDITED PRO FORMA FINANCIAL INFORMATION OF SUMMIT HOTEL PROPERTIES, INC. AND SUMMIT HOTEL OP, LP

Summit Hotel Properties, Inc. (the “Company”) is a self-advised hotel investment company that was organized on June 30, 2010 as a Maryland corporation. The Company holds both general and limited partnership interests in Summit Hotel OP, LP (the “Operating Partnership”), a Delaware limited partnership also organized on June 30, 2010. On February 14, 2011, the Company closed on its initial public offering (“IPO”) and a concurrent private placement of its common stock, and the Operating Partnership and Summit Hotel Properties, LLC (the “Predecessor”) completed the merger of the Predecessor with and into the Operating Partnership.

On October 3, 2012, the Company closed on its first follow-on common stock offering and issued 13,800,000 shares of common stock for net proceeds of $107.0 million. The Company contributed the net proceeds to the Operating Partnership in exchange for common units. The Operating Partnership used the proceeds to fund the cash portion of acquisitions of 10 hotels that were under contract to purchase (including the portfolio of eight hotels discussed in the following paragraph) and pay down the principal balance of its senior secured revolving credit facility.

On October 5, 2012, the Company purchased from affiliates of Hyatt Hotels Corporation (“Hyatt”), a portfolio of eight hotels containing an aggregate of 1,043 guestrooms for $87.4 million. On October 24, 2012, the Company entered into an agreement to purchase from affiliates of Hyatt an additional three hotels containing an aggregate of 426 guestrooms for a purchase price of $36.1 million. This agreement was subject to certain conditions, including the completion of due diligence. Due diligence was completed on December 20, 2012, and the Company believes that it is probable that the purchase of the additional three hotels will occur. Collectively these eleven hotels are referred to as the Hyatt 11 Portfolio.

The unaudited pro forma consolidated balance sheets as of September 30, 2012 are presented as if the first follow-on common stock offering and the acquisition of the Hyatt 11 Portfolio occurred on September 30, 2012. The unaudited pro forma consolidated statements of operations for the nine months ended September 30, 2012 and for the year ended December 31, 2011 are presented as if these transactions had been completed at the beginning of 2011.

The unaudited pro forma financial information is not necessarily indicative of what the Company’s results of operations would have been assuming the first follow-on common stock offering and the acquisition of the Hyatt 11 Portfolio had been completed at the beginning of 2011, nor is it indicative of the results of operations for future periods. The unaudited pro forma financial information reflects the preliminary application of purchase accounting to the acquisition of the Hyatt 11 Portfolio. The preliminary purchase accounting may be adjusted if any of the assumptions underlying the purchase accounting change. In management’s opinion, all adjustments necessary to reflect the effects of the acquisition of the Hyatt 11 Portfolio have been made. This unaudited pro forma financial information should be read in conjunction with the historical financial statements included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2011 and its Quarterly Report on Form 10-Q for the three and nine months ended September 30, 2012.

Summit Hotel Properties, Inc.

Unaudited Pro Forma Consolidated Balance Sheet

September 30, 2012

(in thousands)

	Historic Summit Hotel Properties, Inc.	Issuance of 13,800,000 Shares of Common Stock (1)	Acquisition of Hyatt 11 Portfolio (2)	Pro Forma Summit Hotel Properties, Inc.
ASSETS
Cash and cash equivalents	$10,288	$107,000	$(106,892)	$10,396
Restricted cash	4,275	—	—	4,275
Trade receivables	6,666	—	2,125	8,791
Prepaid expenses and other	4,390	—	189	4,579
Land held for development	19,007	—	—	19,007
Property and equipment, net	572,525	—	123,515	696,040
Deferred charges and other assets, net	8,987	—	—	8,987
Deferred tax benefit	2,709	—	—	2,709
Other assets	4,257	—	—	4,257
TOTAL ASSETS	$633,104	$107,000	$18,937	$759,041

LIABILITIES AND EQUITY
LIABILITIES
Accounts payable	$1,254	$—	$1,093	$2,347
Derivative liabilities	523	—	—	523
Accrued expenses	17,723	—	3,510	21,233
Mortgages and notes payable	312,250	—	14,791	327,041
TOTAL LIABILITIES	331,750	—	19,394	351,144

COMMITMENTS AND CONTINGENCIES

EQUITY
Preferred stock, $.01 par value per share, 100,000 shares authorized, 2,000 issued and outstanding (liquidation preference of $50,385)	20	—	—	20
Common stock, $.01 par value per share, 450,000 shares authorized, 31,501 issued and outstanding	315	138	—	453
Additional paid-in capital	285,169	106,862	—	392,031
Accumulated other comprehensive income (loss)	(431)	—	—	(431)
Accumulated deficit and distributions	(24,814)	—	(457)	(25,271)
Total stockholders’ equity	260,259	107,000	(457)	366,802
Noncontrolling interest	41,095	—	—	41,095
TOTAL EQUITY	301,354	107,000	(457)	407,897

TOTAL LIABILITIES AND EQUITY	$633,104	$107,000	$18,937	$759,041

See Notes to Unaudited Pro Forma Financial Information

Summit Hotel Properties, Inc.

Unaudited Pro Forma Consolidated Statement of Operations

For the Nine Months Ended September 30, 2012

(in thousands, except per share)

	Historic Summit Hotel Properties, Inc.	Historic Hyatt 11 Portfolio	Pro Forma Adjustments		Pro Forma Summit Hotel Properties, Inc.
REVENUE
Room revenue	$135,133	$30,367	$—		$165,500
Other hotel operations revenue	3,292	82	—		3,374
Total Revenue	138,425	30,449	—		168,874

EXPENSES
Hotel operating expenses
Rooms	39,037	9,291	—		48,328
Other direct	15,983	3,540	—		19,523
Other indirect	37,492	9,260	(319	)(3)	46,433
Other	669	50	—		719
Total hotel operating expenses	93,181	22,141	(319)		115,003
Depreciation and amortization	24,836	7,865	(2,342	)(4)	30,359
Corporate general and administrative:
Salaries and other compensation	3,563	—	—		3,563
Other	2,758	—	—		2,758
Loan transaction costs	651	—	—		651
Hotel property acquisition costs	1,573	—	(249	)(5)	1,324
Total Expenses	126,562	30,006	(2,910)		153,658

INCOME (LOSS) FROM OPERATIONS	11,863	443	2,910		15,216

OTHER INCOME (EXPENSE)
Interest income	20	—	—		20
Other income	497	—	—		497
Interest expense	(11,748)	—	(367	)(6)	(12,115)
Gain (loss) on disposal of assets	(199)	(128)	—		(327)
Gain (loss) on derivatives	(2)	—	—		(2)
Total Other Income (Expense)	(11,432)	(128)	(367)		(11,927)

INCOME (LOSS) FROM CONTINUING OPERATIONS BEFORE INCOME TAXES	431	315	2,543		3,289

INCOME TAX (EXPENSE) BENEFIT	99	—	—		99

INCOME (LOSS) FROM CONTINUING OPERATIONS	530	315	2,543		3,388

INCOME (LOSS) FROM CONTINUING OPERATIONS ATTRIBUTABLE TO NONCONTROLLING INTEREST	(846)	—	585	(7)	(261)

INCOME (LOSS) FROM CONTINUING OPERATIONS ATTRIBUTABLE TO SUMMIT HOTEL PROPERTIES, INC.	1,376	315	1,958		3,649

PREFERRED DIVIDENDS	(3,469)	—	—		(3,469)

INCOME (LOSS) FROM CONTINUING OPERATIONS ATTRIBUTABLE TO COMMON STOCKHOLDERS	$(2,093)	$315	$1,958		$180

EARNINGS PER SHARE
Basic and diluted income (loss) from continuing operations per share	$(0.08)				$0.00

Weighted-average common shares outstanding- basic	29,713		13,800	(8)	43,513

Weighted-average common shares outstanding- diluted	29,816		13,800	(8)	43,616

See Notes to Unaudited Pro Forma Financial Information

Summit Hotel Properties, Inc. and Summit Hotel Properties, LLC (Predecessor)

Unaudited Pro Forma Consolidated Statement of Operations

For the Year Ended December 31, 2011

(in thousands, except per share)

	Historical Summit Hotel Properties, Inc. 2/14/11 through 12/31/11	Historical Summit Hotel Properties, LLC 1/1/11 through 2/13/11	Full Year 2011	Historic Hyatt 11 Portfolio	Pro Forma Adjustments		Pro Forma Summit Hotel Properties, Inc.
REVENUES
Room revenue	$131,638	$14,268	$145,906	$38,053	$—		$183,959
Other hotel operations revenue	2,646	330	2,976	445	—		3,421
Total Revenues	134,284	14,598	148,882	38,498	—		187,380

EXPENSES
Hotel operating expenses
Rooms	40,138	4,961	45,099	11,512	—		56,611
Other direct	17,672	2,658	20,330	4,613	—		24,943
Other indirect	35,870	4,686	40,556	12,128	(814	)(3)	51,870
Other	700	73	773	74	—		847
Total hotel operating expenses	94,380	12,378	106,758	28,327	(814)		134,271
Depreciation and amortization	26,378	3,429	29,807	10,322	(2,958	)(4)	37,171
Corporate general and administrative:
Salaries and other compensation	3,082	—	3,082	—	—		3,082
Other	3,479	—	3,479	—	—		3,479
Hotel property acquisition costs	254	—	254	—	—		254
Total Expenses	127,573	15,807	143,380	38,649	(3,772)		178,257

INCOME (LOSS) FROM OPERATIONS	6,711	(1,209)	5,502	(151)	3,772		9,123

OTHER INCOME (EXPENSE)
Interest income	16	7	23	—	—		23
Interest expense	(13,193)	(4,666)	(17,859)	—	(552	)(6)	(18,411)
Gain (loss) on disposal of assets	(36)	—	(36)	(204)	—		(240)
Total Other Income (Expense)	(13,213)	(4,659)	(17,872)	(204)	(552)		(18,628)

INCOME (LOSS) FROM CONTINUING OPERATIONS BEFORE INCOME TAXES	(6,502)	(5,868)	(12,370)	(355)	3,220		(9,505)

INCOME TAX (EXPENSE) BENEFIT	2,325	(339)	1,986	—	—		1,986

INCOME (LOSS) FROM CONTINUING OPERATIONS	(4,177)	(6,207)	(10,384)	(355)	3,220		(7,519)

INCOME (LOSS) FROM CONTINUING OPERATIONS ATTRIBUTABLE TO NONCONTROLLING INTERESTS	(1,240)	—	(1,240)	—	774	(7)	(466)

INCOME (LOSS) FROM CONTINUING OPERATIONS ATTRIBUTABLE TO SUMMIT HOTEL PROPERTIES, INC./ PREDECESSOR	(2,937)	(6,207)	(9,144)	(355)	2,447		(7,052)

PREFERRED DIVIDENDS	(411)	—	(411)	—	—		(411)

INCOME (LOSS) FROM CONTINUING OPERATIONS ATTRIBUTABLE TO COMMON STOCKHOLDERS/MEMBERS	$(3,348)	$(6,207)	$(9,555)	$(355)	$2,447		$(7,463)

EARNINGS PER SHARE
Basic and diluted income (loss) from continuing operations per share	$(0.12)						$(0.03	)(9)

Weighted average common shares outstanding - basic and diluted	27,278				13,800	(8)	41,078

See Notes to Unaudited Pro Forma Financial Information

Summit Hotel OP, LP

Unaudited Pro Forma Consolidated Balance Sheet

September 30, 2012

(in thousands)

	Historic Summit Hotel OP, LP	Issuance of 13,800,000 Common Units (1)	Acquisition of Hyatt 11 Portfolio (2)	Pro Forma Summit Hotel OP, LP
ASSETS
Cash and cash equivalents	$10,288	$107,000	$(106,892)	$10,396
Restricted cash	4,275	—	—	4,275
Trade receivables	6,666	—	2,125	8,791
Prepaid expenses and other	4,390	—	189	4,579
Land held for development	19,007	—	—	19,007
Property and equipment, net	572,525	—	123,515	696,040
Deferred charges and other assets, net	8,987	—	—	8,987
Deferred tax benefit	2,709	—	—	2,709
Other assets	4,257	—	—	4,257
TOTAL ASSETS	$633,104	$107,000	$18,937	$759,041

LIABILITIES AND EQUITY
LIABILITIES
Accounts payable	$1,254	$—	$1,093	$2,347
Derivative liabilities	523	—	—	523
Accrued expenses	17,723	—	3,510	21,233
Mortgages and notes payable	312,250	—	14,791	327,041
TOTAL LIABILITIES	331,750	—	19,394	351,144

COMMITMENTS AND CONTINGENCIES

EQUITY
Summit Hotel Properties, Inc., 31,501 common units outstanding, and 2,000 preferred units outstanding (liquidation preference of $50,385)	260,259	107,000	(334)	366,925
Unaffiliated limited partners, 6,085 common units outstanding	41,095	—	(123)	40,972
TOTAL EQUITY	301,354	107,000	(457)	407,897

TOTAL LIABILITIES AND EQUITY	$633,104	$107,000	$18,937	$759,041

See Notes to Unaudited Pro Forma Financial Information

Summit Hotel OP, LP

Unaudited Pro Forma Consolidated Statement of Operations

For the Nine Months Ended September 30, 2012

(in thousands, except per share)

	Historic Summit Hotel OP, LP	Historic Hyatt 11 Portfolio	Pro Forma Adjustments		Pro Forma Summit Hotel OP, LP
REVENUE
Room revenue	$135,133	$30,367	$—		$165,500
Other hotel operations revenue	3,292	82	—		3,374
Total Revenue	138,425	30,449	—		168,874

EXPENSES
Hotel operating expenses
Rooms	39,037	9,291	—		48,328
Other direct	15,983	3,540	—		19,523
Other indirect	37,492	9,260	(319	)(3)	46,433
Other	669	50	—		719
Total hotel operating expenses	93,181	22,141	(319)		115,003
Depreciation and amortization	24,836	7,865	(2,342	)(4)	30,359
Corporate general and administrative:
Salaries and other compensation	3,563	—	—		3,563
Other	2,758	—	—		2,758
Loan transaction costs	651	—	—		651
Hotel property acquisition costs	1,573	—	(249	)(5)	1,324
Total Expenses	126,562	30,006	(2,910)		153,658

INCOME (LOSS) FROM OPERATIONS	11,863	443	2,910		15,216

OTHER INCOME (EXPENSE)
Interest income	20	—	—		20
Other income	497	—	—		497
Interest expense	(11,748)	—	(367	)(6)	(12,115)
Gain (loss) on disposal of assets	(199)	(128)	—		(327)
Gain (loss) on derivatives	(2)	—	—		(2)
Total Other Income (Expense)	(11,432)	(128)	(367)		(11,927)

INCOME (LOSS) FROM CONTINUING OPERATIONS BEFORE INCOME TAXES	431	315	2,543		3,289

INCOME TAX (EXPENSE) BENEFIT	99	—	—		99

INCOME (LOSS) FROM CONTINUING OPERATIONS	530	315	2,543		3,388

PREFERRED DIVIDENDS	(3,469)	—	—		(3,469)

INCOME (LOSS) FROM CONTINUING OPERATIONS ATTRIBUTABLE TO COMMON UNITHOLDERS	$(2,939)	$315	$2,543		$(81)

EARNINGS PER UNIT
Basic and diluted income (loss) from continuing operations per unit	$(0.08)				$(0.00)

Weighted-average common units outstanding - basic	37,385		13,800	(8)	51,185

Weighted-average common units outstanding - diluted	37,496		13,800	(8)	51,296

See Notes to Unaudited Pro Forma Financial Information

Summit Hotel OP, LP and Summit Hotel Properties, LLC (Predecessor)

Unaudited Pro Forma Consolidated Statement of Operations

For the Year Ended December 31, 2011

(in thousands, except per unit)

	Historical Summit Hotel OP, LP 2/14/11 through 12/31/11	Historical Summit Hotel Properties, LLC 1/1/11 through 2/13/11	Full Year 2011	Historic Hyatt 11 Portfolio	Pro Forma Adjustments		Pro Forma Summit Hotel OP, LP
REVENUES
Room revenue	$131,638	$14,268	$145,906	$38,053	$—		$183,959
Other hotel operations revenue	2,646	330	2,976	445	—		3,421
Total Revenues	134,284	14,598	148,882	38,498	—		187,380

EXPENSES
Hotel operating expenses
Rooms	40,138	4,961	45,099	11,512	—		56,611
Other direct	17,672	2,658	20,330	4,613	—		24,943
Other indirect	35,870	4,686	40,556	12,128	(814	)(3)	51,870
Other	700	73	773	74	—		847
Total hotel operating expenses	94,380	12,378	106,758	28,327	(814)		134,271
Depreciation and amortization	26,378	3,429	29,807	10,322	(2,958	)(4)	37,171
Corporate general and administrative:
Salaries and other compensation	3,082	—	3,082	—	—		3,082
Other	3,479	—	3,479	—	—		3,479
Hotel property acquisition costs	254	—	254	—	—		254
Total Expenses	127,573	15,807	143,380	38,649	(3,772)		178,257

INCOME (LOSS) FROM OPERATIONS	6,711	(1,209)	5,502	(151)	3,772		9,123

OTHER INCOME (EXPENSE)
Interest income	16	7	23	—	—		23
Interest expense	(13,193)	(4,666)	(17,859)	—	(552	)(6)	(18,411)
Gain (loss) on disposal of assets	(36)	—	(36)	(204)	—		(240)
Total Other Income (Expense)	(13,213)	(4,659)	(17,872)	(204)	(552)		(18,628)

INCOME (LOSS) FROM CONTINUING OPERATIONS BEFORE INCOME TAXES	(6,502)	(5,868)	(12,370)	(355)	3,220		(9,505)

INCOME TAX (EXPENSE) BENEFIT	2,325	(339)	1,986	—	—		1,986

INCOME (LOSS) FROM CONTINUING OPERATIONS	(4,177)	(6,207)	(10,384)	(355)	3,220		(7,519)

PREFERRED DIVIDENDS	(411)	—	(411)	—	—		(411)

INCOME (LOSS) FROM CONTINUING OPERATIONS ATTRIBUTABLE TO COMMON UNITHOLDERS	$(4,588)	$(6,207)	$(10,795)	$(355)	$3,220		$(7,930)

EARNINGS PER SHARE
Basic and diluted income (loss) from continuing operations per unit	$(0.12)						$(0.03	)(9)

Weighted average common units outstanding - basic and diluted	37,378				13,800	(8)	51,178

See Notes to Unaudited Pro Forma Financial Information

Summit Hotel Properties, Inc. and Summit Hotel OP, LP

Notes to Unaudited Pro Forma Financial Information

(dollars in thousands)

(1)         Reflects the issuance of 13,800,000 shares of commons stock by Summit Hotel Properties, Inc. and 13,800,000 common units by Summit Hotel OP, LP as if they occurred on September 30, 2012. Net proceeds, after deducting the underwriting discount and estimated offering costs were $107.0 million.

(2)         Reflects the acquisition of the Hyatt 11 Portfolio for a purchase price of $123.5 million as if it occurred on September 30, 2012. The acquisition was funded with the proceeds from the Company’s first follow-on common stock offering and borrowings under its senior secured revolving credit facility. The following is a summary of the Hyatt 11 Portfolio.

Brand	Location	Number of Guestrooms
Hyatt Place	Dallas (Arlington), TX	127
Hyatt Place	Denver (Lone Tree), CO	127
Hyatt Place	Denver (Englewood), CO	126
Hyatt House	Denver (Englewood), CO	135
Hyatt Place	Baltimore (Owings Mills), MD	123
Hyatt Place	Chicago (Lombard), IL	151
Hyatt Place	Chicago (Hoffman Estates), IL	126
Hyatt Place	Phoenix, AZ	127
Hyatt Place	Scottsdale, AZ	127
Hyatt Place	Orlando (Convention), FL	149
Hyatt Place	Orlando (Universal), FL	151
Total		1,469

The following is a summary of assets and liabilities acquired, including an estimate of the Company’s initial allocation of the aggregate purchase price for the Hyatt 11 Portfolio, and the net cash disbursed in connection with the acquisition. The purchase price allocation is based on preliminary information and is, therefore, subject to change.

Assets and Liabilities Acquired

Land	$17,413
Hotel buildings and improvements	98,989
Furniture, fixtures and equipment	7,113
Total purchase price	123,515
Cash acquired	108
Other assets	2,314
Total assets acquired	125,937
Other liabilities	4,603
Net assets acquired	$121,334

Net Cash Disbursed

Purchase price	$123,515
Acquisition costs	457
Net working capital	(2,181)
$121,791
Use of proceeds from first follow-on common stock offering	$107,000
Borrowings under senior secured revolving credit facility	14,791
$121,791

(3)         Reflects adjustment to management and franchise fees for the difference between historical fees of the Hyatt 11 Portfolio and the fees the Company has contracted to pay.

(4)         Reflects adjustment to depreciation resulting from the change in basis of assets acquired in the Hyatt 11 Portfolio transaction. The new basis is depreciated using a straight-line method over 25 to 40 years for hotel buildings and improvements and 2 to 15 years for furniture, fixtures and equipment.

(5)         Reflects the removal of acquisition costs related to the Hyatt 11 Portfolio.

Summit Hotel Properties, Inc. and Summit Hotel OP, LP

Notes to Unaudited Pro Forma Financial Information

(dollars in thousands)

(6)         Reflects the increase in interest expense resulting from the increase in borrowings under the Company’s senior secured revolving credit facility of $14.8 million related to the Hyatt 11 Portfolio transaction. A change in the interest rate of 1/8% would result in a change in interest expense and income (loss) from continuing operations of $14 thousand for the nine months ended September 30, 2012 and $18 thousand for the year ended December 31, 2011.

(7)         Reflects the allocation of earnings from the Hyatt 11 Portfolio and pro forma adjustments to noncontrolling interest.

(8)         Reflects the issuance of 13,800,000 shares of common stock by Summit Hotel Properties, Inc. and 13,800,000 common units by Summit Hotel OP, LP as if they had occurred on February 14, 2011.

(9)         Earnings per share/unit for 2011 exclude the earnings of the Predecessor from January 1, 2011 through February 13, 2011, the period prior to the Company’s IPO. Earnings related to the Hyatt 11 Portfolio from January 1, 2011 through February 13, 2011 are not considered material. Therefore, no adjustment has been made to exclude these earnings from earnings per share/unit for 2011.

EXHIBIT INDEX

Exhibit
Number	Exhibit Description
23.1	Consent of KPMG LLP.